UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2009
WELLS FARGO & COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-2979 (Commission File Number)	No. 41-0449260 (IRS Employer Identification No.)
420 Montgomery Street, San Francisco, California 94104
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: 1-866-249-3302
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1

EXPLANATORY NOTE
This filing amends Item 2.02 of the Current Report on Form 8-K filed January 28, 2009 by Wells Fargo & Company (the “Company”) regarding its results of operations and financial condition for the quarter and year ended December 31, 2008, and re-files Exhibit 99.1 to correct an error in book value per common share for the quarter and year ended December 31, 2008.
Item 2.02 Results of Operations and Financial Condition
On January 28, 2009, the Company issued a press release regarding its results of operations and financial condition for the quarter and year ended December 31, 2008. The press release incorrectly reported book value per common share of $23.43 for the quarter and year ended December 31, 2008. The correct book value per common share for the quarter and year ended December 31, 2008 is $16.14. The press release, revised solely to correct this error, is included as Exhibit 99.1 to this Form 8-K/A. The information included in the press release is considered to be “filed” under the Securities Exchange Act of 1934. The Company will include complete financial statements and additional analyses for the year ended December 31, 2008, as part of its Form 10-K covering that period.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
99.1	Press release dated January 28, 2009, deemed “filed” under the Securities Exchange Act of 1934

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2009	WELLS FARGO & COMPANY
	By:	/s/ RICHARD D. LEVY
Richard D. Levy
Executive Vice President and Controller (Principal Accounting Officer)